Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO

REVOLVING FACILITY CREDIT AGREEMENT

This SECOND AMENDMENT TO REVOLVING FACILITY CREDIT AGREEMENT, dated as of June 3, 2019 (this “Amendment”), is by and among ROYAL GOLD, INC., a corporation organized under the laws of the State of Delaware, as borrower (“Borrower”), RG ROYALTIES, LLC (f/k/a RG Mexico, Inc.), a limited liability company organized under the laws of the State of Delaware, as a guarantor (“RG Royalties”), ROYAL GOLD INTERNATIONAL HOLDINGS, INC., a corporation organized under the laws of the State of Delaware, as a guarantor (“RG International” and together with RG Royalties and RG International, collectively, the “Guarantors” and each, a “Guarantor”), and, for the purposes of paragraph 3(c), below, and otherwise as acknowledged and agreed by RGLD UK HOLDINGS LIMITED, a private limited company incorporated in England and Wales, as a pledgor, (the, “Pledgor”), those banks and financial institutions identified as a “Lender” on the signature pages hereto (individually, each a “Lender” and collectively, the “Lenders”), and THE BANK OF NOVA SCOTIA, in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

Recitals

A.        The Administrative Agent, the Lenders, the Borrower and the Guarantors are parties to that certain Revolving Facility Credit Agreement, dated as of June 2, 2017 (as amended by the Amendment and Consent to Revolving Facility Credit Agreement, dated as of May 15, 2018, and as further amended, modified, supplemented and restated from time to time, the “Credit Agreement”).

B.         The Borrower desires to (i) decrease the Applicable Rate and (ii) extend the Maturity Date.

C.         The Borrower has requested that the Administrative Agent and each Lender consent to the modifications contemplated by this Amendment.

D.        The Administrative Agent and each Lender is willing to agree to such request, subject to and in accordance with the terms and conditions set forth in this Amendment.

Agreement

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Defined Terms.  Capitalized terms used but not defined in this Amendment shall have the meanings given thereto in the Credit Agreement.

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2.         Amendments to the Credit Agreement.  Subject to the terms and conditions of this Amendment, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

a.           The table in the definition of “Applicable Rate” in Section 1.1 of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

Level	Leverage Ratio	LIBOR Loan Applicable Rate	Base Rate Loan Applicable Rate	Commitment Fee
1	< 0.50x	1.10% per annum	0.10% per annum	0.22% per annum
2	< 1.00x but > 0.50x	1.20% per annum	0.20% per annum	0.24% per annum
3	< 2.00x but > 1.00x	1.45% per annum	0.45% per annum	0.29% per annum
4	< 3.00x but > 2.00x	1.70% per annum	0.70% per annum	0.34% per annum
5	> 3.00x	2.20% per annum	1.20% per annum	0.44% per annum

b.          The definition of “Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Maturity Date” means June 3, 2024.

c.           Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order therein:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:  (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“Second Amendment Effective Date” means the first date that all of the conditions in Section 4 of that certain Second Amendment to Revolving Facility Credit Agreement, dated as of June 3, 2019, by and among Borrower, Guarantors, and, in respect of paragraph 3(c) thereof only, the Pledgor, Administrative Agent and each Lender are satisfied.

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“Supplemental UK Pledge Agreement” means that certain Pledge Agreement, dated on or about the Second Amendment Effective Date, between RG International and the Administrative Agent, in respect of the shares of RGLD UK.

d.          The definition of “Pledge Agreements” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Pledge Agreements” means the Canadian Pledge Agreement, the U.S. Pledge Agreement, the Swiss Pledge Agreement, the UK Pledge Agreement, the Supplemental UK Pledge Agreement, and any other pledge and/or security documents executed pursuant to Section 11.1(s).

e.           Article 15 of the Credit Agreement is hereby amended to add Section 15.17 as follows:

“Acknowledgement Regarding Any Supported QFCs.

To the extent that the Credit Documents provide support, through a guarantee or otherwise, for any Hedging Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no

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event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

3.         Representations and Warranties; Reaffirmation of Security Interests.

a.           The Borrower and each other Obligor hereby (i) confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Obligor as of the Second Amendment Effective Date except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date, and (ii) covenants to perform its respective obligations under the Credit Agreement.

b.          The Borrower and each other Obligor hereby further represents and warrants that (i) this Amendment has been duly authorized, executed and delivered by each of them, (ii) this Amendment is binding upon and enforceable against each of them in accordance with its terms, (iii) no Default or Event of Default has occurred and is continuing or will occur as a result of the consummation of the transactions contemplated hereby, and (iv) the Recitals set forth above are true and correct in all respects.

c.           The Borrower, each other Obligor, and the Pledgor hereby irrevocably confirms and agrees that each Pledge Agreement and other Credit Documents to which it is a party, and all guaranties, grants of security, debentures, mortgages, liens, deeds, pledges and rights thereunder, respectively, are hereby continued, ratified and confirmed, remain in full force and effect, remain fully perfected, and apply to the Credit Agreement as amended and extended hereby.

4.         Conditions Precedent.  This Amendment shall become effective as of the date hereof upon (and only upon) satisfaction of the following conditions precedent (the “Second Amendment Effective Date”):

a.           The Administrative Agent shall have received duly executed originals of this Amendment from each Obligor, Pledgor and each Lender;

b.          The Administrative Agent shall have received evidence that all material governmental, shareholder, board of director and third party consents and approvals necessary in connection with the execution, delivery and performance of this Amendment and the other transactions contemplated thereby have been obtained;

c.           The Administrative Agent shall have received a duly executed Supplemental UK Pledge Agreement from RG International;

d.          The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a certificate from the secretary of each Obligor and the Pledgor, together with certified copies of each of the following attachments:

(i)      copies of or, to the extent such document has not changed since the last delivery thereof to the Administrative Agent, a certification of no change to the articles of incorporation or other charter documents, as applicable,

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of such Obligor and the Pledgor certified to be true and complete as of a recent date by the appropriate governmental authority of the jurisdiction of its incorporation or organization;

(ii)     a copy of or, to the extent such document has not changed since the last delivery thereof to the Administrative Agent, a certification of no change to the bylaws or comparable operating agreement of such Obligor and the Pledgor;

(iii)    copies of certificates of good standing, existence or its equivalent with respect to such Obligor certified as of a recent date by the appropriate governmental authorities of the jurisdiction of incorporation or organization and each other jurisdiction in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect on the business or operations of such Obligor;

(iv)    copies of resolutions of the board of directors of such Obligor and such Pledgor approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery thereof; and

(v)      incumbency signatures of appropriate officers or authorized signatories of such Obligor and the Pledgor, including each officer or authorized signatory executing this Amendment;

e.           The Administrative Agent shall have received a certificate of a senior officer of the Borrower, in such capacity, certifying that, to the best of his knowledge after due inquiry, (i) no Default or Event of Default has occurred and is continuing or will occur as a result of the consummation of the transactions contemplated hereby and (ii) all representations and warranties contained in the Credit Documents are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty);

f.           The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent and Lenders, opinions of legal counsel (including local counsel to the extent required by the Administrative Agent) for the Pledgor and Obligors dated as of the date hereof and addressed to the Administrative Agent and each Lender;

g.          The Borrower shall have paid to the Lead Arrangers (as defined in the Fee Letter (defined below)), the Administrative Agent and the Lenders all fees and expenses required to be paid on the Second Amendment Effective Date pursuant to the Credit Documents and the Fee Letter, dated as of June 3, 2019, among the Borrower and the Lead Arrangers (the “Fee Letter”); and

h.          The Borrower shall have paid all reasonable costs, fees and expenses paid or incurred by the Administrative Agent incident to this Amendment and the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery and execution of this Amendment and any related documents and instruments, in each case, to the extent invoiced at least (2) two Banking Days prior to the Second Amendment Effective Date.

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5.         Limitation.  The amendments evidenced by this Amendment are effective only to the extent specifically set forth herein and shall be limited precisely as written, and nothing in this Amendment shall be deemed to: (a) constitute a waiver of compliance by the Borrower, any other Obligor, or the Pledgor with respect to any other term, provision or condition of the Credit Agreement or any other Credit Document; (b) constitute a consent to any other, further or future action, undertaking, obligation, liability or departure other than as specifically consented to hereby; or (c) waive, release, limit or prejudice any right or remedy that the Administrative Agent or the Lenders at any time may now have or may have in the future under or in connection with the Credit Agreement or any other Credit Document.

6.         Miscellaneous Provisions.

a.           This Amendment is a Credit Document.  The Credit Agreement (as amended by this Amendment) and the other Credit Documents are hereby ratified, approved, confirmed and continued in each and every respect, and the parties hereto agree that the Credit Agreement and the other Credit Documents remain in full force and effect in accordance with their respective terms.  Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness or the other obligations of the Borrower, any other Obligor, or the Pledgor, in whole or in part, under any Credit Document or any guaranty, lien, mortgage, deed, pledge or security interest granted pursuant thereto, each of which remains in full force and effect.  All references to the Credit Agreement in each of the Credit Documents and in any other document or instrument shall hereafter be deemed to refer to the Credit Agreement as amended hereby.  This Amendment shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Credit Documents or for any purpose, or a consent to any other, further or future action on the part of the Borrower, any other Obligor, or the Pledgor that would require the waiver or consent of the Lenders, except, in each case, as expressly set forth herein.  Nothing in this Amendment shall affect, limit or impair the right of the Administrative Agent and the Lenders to demand compliance (i) by the Obligors with all of the terms and conditions of the Credit Agreement and (ii) by the Obligors and the Pledgor with all of the terms and conditions of the other Credit Documents in all other instances.

b.          This Amendment shall be governed by and construed in accordance with the laws of the State of New York, excluding that body of law relating to conflict of laws.

c.           This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  This Amendment may be validly executed and delivered by facsimile, portable document format (.pdf) or other electronic transmission, and a signature by facsimile, portable document format (.pdf) or other electronic transmission shall be as effective and binding as delivery of a manually executed original signature.

d.          The execution, delivery and effectiveness of this Amendment shall not prejudice, limit, or operate, or be deemed to operate, as a waiver of, any rights, powers or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Credit Document or constitute a waiver of any provision thereof, except as expressly set forth herein.

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e.           This Amendment shall be binding upon and inure to the benefit of the Lenders, the Borrower, the other Obligors, and the Pledgor and their respective successors and assigns permitted by the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the date first above written.

Borrower:

ROYAL GOLD, INC.

By:
Name:	William Heissenbuttel
Title:	Chief Financial Officer and
Vice President Strategy

Guarantors:

RG ROYALTIES, LLC

By:
Name:	William Heissenbuttel
Title:	Vice President and Treasurer

ROYAL GOLD INTERNATIONAL HOLDINGS, INC.

By:
Name:	William Heissenbuttel
Title:	Vice President and Treasurer

Pledgor:

Signed for the purposes of paragraph 3(c) and otherwise acknowledged and agreed on behalf of

RGLD UK HOLDINGS LIMITED

By:
Name:	William Heissenbuttel
Title:	Director

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Administrative Agent:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

Lender:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

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Lender:

HSBC BANK USA, NATIONAL ASSOCIATION

By:
Name:
Title:

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Lender:

CANADIAN IMPERIAL BANK OF COMMERCE

By:
Name:
Title:

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Lender:

BANK OF AMERICA, N.A.

By:
Name:
Title:

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Lender:

BANK OF MONTREAL, CHICAGO BRANCH

By:
Name:
Title:

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Lender:

ROYAL BANK OF CANADA

By:
Name:
Title:

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Lender:

GOLDMAN SACHS BANK USA

By:
Name:
Title:

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Lender:

NATIONAL BANK OF CANADA

By:
Name:
Title:

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